                                                                      Exhibit 24

                               POWER OF ATTORNEY

         I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $300,000,000 in Debt Securities, Preferred Stock and Common Stock which may be offered and sold by Chiquita Brands International, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, (ii) to file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

         Executed pursuant to the requirements of the Securities Act of 1933 on January 21, 1994 at Cincinnati, Ohio.



                                        /s/ Carl H. Lindner
                                        -------------------
                                        Carl H. Lindner

                               POWER OF ATTORNEY

         I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $300,000,000 in Debt Securities, Preferred Stock and Common Stock which may be offered and sold by Chiquita Brands International, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, (ii) to file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

         Executed pursuant to the requirements of the Securities Act of 1933 on January 21, 1994 at Cincinnati, Ohio.



                                        /s/ Keith E. Lindner
                                        --------------------
                                        Keith E. Lindner

                               POWER OF ATTORNEY

         I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $300,000,000 in Debt Securities, Preferred Stock and Common Stock which may be offered and sold by Chiquita Brands International, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, (ii) to file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

         Executed pursuant to the requirements of the Securities Act of 1933 on January 21, 1994 at Cincinnati, Ohio.



                                        /s/ S. Craig Lindner
                                        --------------------
                                        S.  Craig Lindner

                               POWER OF ATTORNEY

         I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $300,000,000 in Debt Securities, Preferred Stock and Common Stock which may be offered and sold by Chiquita Brands International, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, (ii) to file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

         Executed pursuant to the requirements of the Securities Act of 1933 on January 21, 1994 at Cincinnati, Ohio.



                                        /s/ Ronald F. Walker
                                        ---------------------
                                        Ronald F. Walker